Supplement dated September 18, 2012 to Prospectuses dated May 1, 2012 for Strategic Group Variable Universal Life®

Strategic Variable Life® Plus

Supplement dated September 18, 2012 to Prospectus dated May 1, 2009,

as supplemented for Strategic Variable Life®

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

The following will occur as a result of the reorganization (merger) of the Oppenheimer High Income Fund/VA with and into the Oppenheimer Global Strategic Income Fund/VA.

1.	Effective October 26, 2012, after the close of the New York Stock Exchange (NYSE), we will transfer policy value allocated to the Oppenheimer High Income division into the Oppenheimer Global Strategic Income division. If we receive transaction requests (in good order) before the NYSE closes on October 26, 2012, we will process those requests prior to the transfer. Note you may transfer your policy value out of the Oppenheimer High Income division prior to the merger.

2.	A written confirmation statement will be sent to all affected policy owners.

3.	After the merger related transfer has occurred, we will consider any reference to the Oppenheimer High Income division in a written request received in good order to be a reference to the Oppenheimer Global Strategic Income division.

4.	After October 26, 2012, the Oppenheimer High Income division will no longer be available as an investment choice in your policy.

Transfer Charges and Limits

If, due to the reorganization, we transfer any of your account value, such transfer will not count towards transfer limits imposed by our market timing policies. Currently, we do not charge a fee for transfers or limit the number of transfers.

Impact on Automated Programs and Future Premium Payments

Note you may change your automated program elections and future premium allocations prior to the merger date by completing the appropriate forms and submitting them in good order to our Administrative Office.

September 18, 2012	Page 1 of 2	L6865_12_1

•

After October 26, 2012, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to the Oppenheimer High Income division, we will allocate the premium to the Oppenheimer Global Strategic Income division.

•

If you have selected the Oppenheimer High Income division as an investment option in the Automated Account Value Transfer program (not available for Strategic Variable Life Plus), we will replace that division with the Oppenheimer Global Strategic Income division after October 26, 2012. However, if the Oppenheimer Global Strategic Income division is the only investment option in the Automated Account Value Transfer program, the program will terminate after October 26, 2012.

•

If you have selected the Oppenheimer High Income division as an investment option in the Automated Account Re-Balancing program (available for Strategic Group Variable Universal Life only), we will replace that division with the Oppenheimer Global Strategic Income division after October 26, 2012. However, if the Oppenheimer Global Strategic Income division is the only investment option in the Automated Account Re-Balancing program, the program will terminate after October 26, 2012.

If you have questions about this supplement, wish to revise your allocation instructions or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual at 1-800-548-0073 (Monday – Friday between 8:00 – 5:00 Eastern Time).

September 18, 2012	Page 2 of 2	L6865_12_1